                                                                   EXHIBIT 10.12


                          SOFTWARE MARKETING AGREEMENT


                                    Between


                                AMR CORPORATION

                         THE SABRE GROUP HOLDINGS, INC.

                                      and

                             THE SABRE GROUP, INC.


                         Dated as of September 10, 1996





Software Marketing Agreement

                          SOFTWARE MARKETING AGREEMENT


         This Software Marketing Agreement, dated as of September 10, 1996, is made and entered into by and between AMR CORPORATION, a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation.

                                    RECITALS

         WHEREAS, AMR owns all of the shares of common stock of TSGH and all of the shares of common stock of American; and

         WHEREAS, as part of the reorganization of AMR's information technology business, American transferred to TSG, directly or indirectly, on July 1, 1996, certain intellectual property, including the Restricted Software; and

         WHEREAS, the Restricted Software gives American a significant competitive advantage in its air transportation business; and

         WHEREAS, TSG desires to have AMR permit TSGH to issue less than twenty percent of the common stock of TSGH to the public in an initial public offering; and

         WHEREAS, in order to maximize the overall value of its investment in TSG and AA, AMR wishes to limit the ability of TSG to market the Restricted Software.

         NOW THEREFORE, in consideration of the mutual covenants set forth below, the parties hereto agree as follows:

1. DEFINITIONS Whenever used in this Agreement, the capitalized terms listed below shall have the respective meanings specified below:

         "Affiliate" means, with respect to any entity at any time, any Person that, directly or indirectly, Controls such entity, is Controlled by such entity or is under common Control with such entity.

         "Agreement" means this Software Marketing Agreement as it may be amended and supplemented from time to time.

         "American" means American Airlines, Inc., a Delaware corporation.

         "AMR" means AMR Corporation, a Delaware corporation.

         "Confidential Information" has the meaning ascribed to that term in the IT Services Agreement.





                                      1
Software Marketing Agreement

         "Control" means the ability to direct the management or operations of a Person by reason of ownership of greater than 50% of the voting equity interests of such Person. "Controlled" and "Controls" have corresponding meanings.

         "Dispute" means any dispute, disagreement, claim, or controversy arising in connection with or relating to this Agreement, or the validity, interpretation, performance, breach, or termination of this Agreement, including any claim of breach of representation or warranty or of non-performance.

         "IT Services Agreement" means the Information Technology Services Agreement dated as of July 1, 1996, between American and TSG.

         "Key Employee" has the meaning ascribed to that term in the IT Services Agreement.

         "Market Limited Airline Software" means the Software listed under that heading on Schedule A attached hereto, as that list may be supplemented or amended by the parties.

         "Market Limited Cargo Software" means the Software listed under that heading on Schedule A attached hereto, as that list may be supplemented or amended by the parties.

         "Market Restricted Software" means the Software listed under that heading on Schedule A attached hereto, as that list may be supplemented or amended by the parties.

         "Party" means a Person that has executed this Agreement.

         "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

         "Restricted Software" means any or all of the Market Limited Airline Software, the Market Limited Cargo Software, and the Market Restricted Software.

         "Software" means all computer programming code, instructions or statements, whether in a form readable by individuals (source code) or by machines (object code), and all documentation, materials, algorithms, formulas, processes, compostitions, designs, data, specifications, or procedures embodied in the applications, to the extent that they were developed as part of a project funded in whole or in substantial part by AMR or American or American Eagle, Inc.

         "TSG" means The SABRE Group, Inc., a Delaware corporation.





                                      2
Software Marketing Agreement

                 "TSGH" means The SABRE Group Holdings, Inc., a Delaware corporation.

2. TERM This Agreement shall be effective as of the completion by TSGH of the initial public offering of its common stock and shall continue in effect until the earliest to occur of (i) expiration of the IT Services Agreement, and (ii) termination of TSG's obligation to perform software maintenance, development and enhancement services with respect to all Restricted Software under the IT Services Agreement.

3. INITIAL PUBLIC OFFERING Subject to the satisfaction of applicable governmental requirements, AMR will permit TSGH to offer and sell to the public TSGH's common stock in an amount such that, immediately following such initial public offering, AMR would own not less than eighty percent of TSGH's total outstanding common stock.

4. MARKETING RESTRICTIONS During the term of this Agreement, and thereafter until the fifth annual anniversary of the most recent date on which TSG performed services with respect to any particular Restricted Software, which services provided a material functional enhancement or major modification to that particular Restricted Software, unless TSG has the prior written approval of the Chief Executive Officer of AMR, TSGH and TSG will not, and each will not permit any of its Affiliates to:

                 a. transfer, assign, license, sublicense, disclose, use or operate, anywhere in the world, the Market Limited Airline Software containing such material functional enhancement or major modification for the benefit of any of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]; and

                 b. transfer, assign, license, sublicense, disclose, use or operate, anywhere in the world, the Market Limited Cargo Software containing such material functional enhancement or major modification for the benefit of any of the following airlines:
                                  [CONFIDENTIAL PORTION OMITTED AND FILED
                                  SEPARATELY WITH THE COMMISSION]; and

                 c. transfer, assign, license, sublicense, disclose, use or operate, anywhere in the world, the Market Restricted Software containing such material functional enhancement or major modification for the benefit of any third party whatsoever.

5. TERMS OF THIRD PARTY AGREEMENTS TSGH and TSG will, and each will ensure that its Affiliates will, include in any agreement with any Person to which any Restricted Software is transferred, assigned, licensed, sublicensed, disclosed, or as





                                      3
Software Marketing Agreement
                 to which any rights to market Restricted Software are granted, a provision that imposes on such Person the obligations imposed on TSGH and TSG in Sections 4.a, 4.b and 4.c, as applicable to that Restricted Software. TSGH and TSG will each use its best efforts to enforce any such provision.

6.               KEY EMPLOYEES    Until the one year anniversary of the most
                 recent date on which any Key Employee performed services with respect to any particular Restricted Software, which services provided a material functional enhancement or major modification to that particular Restricted Software, unless TSG has the prior written approval of the Chief Executive Officer of AMR, TSGH and TSG will not, and each will not permit any of its Affiliates to, assign or use that Key Employee anywhere in the world to provide:

                 a. for any Person described in Section 4.a, with respect to any software that performs functions similar to the Market Limited Airline Software, services similar to the services performed by that Key Employee which provided a material functional enhancement or major modification to the Market Limited Airline Software;

                 b. for any Person described in Section 4.b, with respect to any software that performs functions similar to the Market Limited Cargo Software, services similar to the services performed by that Key Employee which provided a material functional enhancement or major modification to the Market Limited Cargo Software; and

                 c. for any Person described in Section 4.a, with respect to any software that performs functions similar to the Market Restricted Software, services similar to the services performed by that Key Employee which provided a material functional enhancement or major modification to the Market Restricted Software.

                 TSGH and TSG will, and will ensure that its Key Employees will, comply with the terms and conditions of Article XIV -- Confidential Information of the IT Services Agreement.

7. REPRESENTATIONS TSGH and TSG each represents, agrees and acknowledges that:

                 a. the enforcement of Sections 4, 5 and 6 of this Agreement would not be unduly burdensome to it;

                 b. the provisions of Sections 4, 5 and 6 of this Agreement were negotiated as part of, in consideration of, and were considered as an essential part of the





                                      4
Software Marketing Agreement
                         initial public offering of TSGH stock and are ancillary to the agreements entered into as part of that initial public offering; and

                 c. the restrictions in Sections 4, 5 and 6 of this Agreement regarding the scope of activities, duration, and geographic area that are part of this Agreement are reasonable and do not impose a greater restraint on it than is necessary to protect the goodwill and other business interests of AMR and American.

         8.      LIMITS OF LIABILITY       EXCEPT AS PROVIDED IN THE LAST
                 PARAGRAPH OF THIS SECTION, NO PARTY SHALL BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY EXEMPLARY, PUNITIVE, TREBLE, STATUTORY, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, REVENUE OR SAVINGS, EVEN IF SUCH PARTY HAS BEEN ADVISED, KNEW, OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF.

                 IN THE EVENT THAT TSGH OR TSG MATERIALLY BREACHES SECTION 4 OR
                 SECTION 6 OF THIS AGREEMENT AS A RESULT OF TSGH'S OR TSG'S INTENTIONAL ACT OR FAILURE TO ACT, OTHER THAN AS PROVIDED IN THE FOLLOWING TWO PARAGRAPHS, THEN AMR SHALL BE ENTITLED TO RECOVER FROM TSG, AS LIQUIDATED DAMAGES, AN AMOUNT EQUAL TO THE PROFITS RECEIVED BY TSGH OR TSG RESULTING FROM SUCH MATERIAL BREACH.

                 IN THE EVENT THAT TSGH OR TSG MATERIALLY BREACHES SECTION 6 OF THIS AGREEMENT AS A RESULT OF TSGH'S OR TSG'S INTENTIONAL ACT OR FAILURE TO ACT, OTHER THAN AS PROVIDED IN THE FOLLOWING PARAGRAPH, AND SUCH MATERIAL BREACH DID NOT INVOLVE A DISCLOSURE OF CONFIDENTIAL INFORMATION BY TSG, THEN AMR SHALL BE ENTITLED TO RECOVER FROM TSG AN AMOUNT EQUAL TO AMR'S DIRECT DAMAGES RESULTING FROM SUCH BREACH IN AN AGGREGATE AMOUNT NOT TO EXCEED THE PROFITS RECEIVED BY TSG FROM THE PROJECT INVOLVING SUCH MATERIAL BREACH.

                 IN THE EVENT THAT TSGH OR TSG MATERIALLY BREACHES SECTION 4 OR
                 SECTION 6 OF THIS AGREEMENT BY TSGH OR TSG KNOWINGLY AND WILFULLY FAILING OR REFUSING TO PERFORM ITS OBLIGATIONS HEREUNDER, THEN AMR SHALL BE ENTITLED TO RECOVER FROM TSG BOTH
                 (A) THE PROFITS RECEIVED BY TSG AS A CONSEQUENCE OF SUCH MATERIAL BREACH, AND (B) AMR'S DIRECT AND CONSEQUENTIAL DAMAGES RESULTING FROM SUCH BREACH IN AN AGGREGATE AMOUNT NOT TO EXCEED $50,000,000.





                                      5
Software Marketing Agreement

 9.              REMEDIES    If monetary damages permitted hereunder would not
                 be an adequate remedy for a breach or violation, or impending breach or violation, of Section 4 or Section 6 of this Agreement, then AMR shall be entitled, as a matter or right, to specific enforcement of this Agreement under the Dispute Resolution Procedures set forth in the IT Services Agreement, restraining any breach or violation, or further or continued breach or violation, of Section 4 or Section 6 of this Agreement (such right to be cumulative of, and not in lieu of,
                 any other rights       or remedies to which AMR may    also
                 then be entitled).

10.              NO ASSIGNMENT    Except as specifically set forth in this
                 Agreement, no Party may assign, license, or otherwise transfer or convey this Agreement or any of the rights or obligations created in this Agreement to any third Person without the express prior written consent of the other Parties, which may be withheld in each such other Party's sole discretion. Notwithstanding the preceding sentence, AMR may assign this Agreement, as a whole but not in part, to any Affiliate or to any Person into which AMR is amalgamated, merged or consolidated, whether by contract, operation of law or otherwise. This provision shall not be construed to prohibit TSGH or TSG from merging into, consolidating with, or transferring substantially all of its assets to, any Person, so long as such Person agrees to be bound by the terms hereof.

11. ADDITIONAL REPRESENTATIONS AND WARRANTIES Each Party represents and warrants to the other that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and place of principal business; (ii) the performance of its obligations hereunder has been duly authorized by all necessary corporate action; (iii) this Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms subject to limitations under bankruptcy, insolvency, reorganization, liquidation and other laws and equitable principles relating to or affecting the enforcement of creditors' rights generally; (iv) neither the execution and delivery of this Agreement nor the performance of any of its obligations hereunder, nor the consummation of any of the transactions contemplated hereby, will violate any agreement to which it is a party or any provision of its certificate of incorporation, by-laws or other document of corporate governance, nor any applicable law, regulation, rule, judgment, order or decree; and (v) it has duly obtained or made all consents, approvals or authorizations of, or registrations, declarations or filings with, any governmental authority are required as a condition to the valid execution, delivery and performance of this Agreement on its part.

12. NOTICES Any notice or communication required or permitted to be given or made to a Party under this Agreement must be typed in English and personally delivered to the office of the person identified below or delivered by registered mail with confirmed receipt (postage prepaid) or by overnight courier or by telecopy





                                      6
Software Marketing Agreement

                 (fax) with confirmation copy dispatched simultaneously by registered mail with confirmed receipt (postage prepaid) to the following addresses:

                 if to AMR:

                          AMR Corporation
                          4333 Amon Carter Boulevard
                          Mail Drop 5357
                          Fort Worth, Texas 76155
                          Attention: Chief Information Officer

                          Telecopier:    817-931-6944

                 if to TSGH or TSG:

                          The SABRE Group Holdings, Inc.  or
                          The SABRE Group, Inc.
                          4255 Amon Carter Boulevard
                          Mail Drop 4462
                          Fort Worth, Texas  76155
                          Attention: President SDT

                          Telecopier:   817-963-2719

                 Notices delivered in the foregoing manner will be deemed effective on (i) the day received if delivered personally or sent by courier; (ii) the business day following the day received if sent by telecopy, or (iii) the third business day following the date of dispatch by registered mail.

13.              BINDING EFFECT   This Agreement shall be binding upon and
                 inure to the benefit of the Parties and their permitted successors and assigns.

14.              INTEGRATION      This Agreement and the attachments hereto
                 constitute the entire agreement of the Parties pertaining to subject matter hereof and supersede all prior agreements and understandings pertaining to that subject, including the IT Services Agreement to the extent that it is inconsistent with this Agreement, and this Agreement may not be amended, supplemented, or rescinded, except in writing and signed by the authorized representatives of each of the Parties.

15.              NO THIRD PARTY BENEFICIARIES      No provision of this
                 Agreement shall be for the benefit of or be enforceable by or create any right in third persons, including creditors of any Party.

16.              WAIVER   A waiver of any covenant, duty, agreement, or
                 condition of this Agreement shall not be asserted against a Party unless it is in writing signed by such





                                      7
Software Marketing Agreement

                 Party. No waiver of a breach or inadequate performance of any provision of this Agreement by a Party shall constitute a waiver of any subsequent breach or inadequate performance of the same or any other provision hereof. Failure by any Party to exercise any right or remedy upon the breach of, any covenant, duty, agreement, or condition of this Agreement shall not constitute a waiver of that breach or inadequate performance or of any other breach or inadequate performance.

17.              MULTIPLE ORIGINALS        This Agreement may be executed in
                 counterparts or multiple originals, all of which together shall constitute one agreement binding on each Party.

18.              INVALIDITY OF PROVISIONS/BLUE PENCILING    If any provision of
                 this Agreement is or becomes wholly or partly invalid, illegal, or unenforceable the validity, legality, and enforceability of the remaining provisions shall continue in force unaffected, and the Parties shall meet as soon as possible and negotiate in good faith upon a replacement provision that is legally valid and that as nearly as possible achieves the objectives of the Agreement and produces an equivalent economic effect. A replacement provision shall apply as of the date that the replaced provision had become invalid, illegal, or unenforceable. If the Parties cannot reach agreement after good faith negotiations, a Party may invoke the Dispute Resolution Procedures under the IT Services Agreement, and the arbitrators shall have the authority to determine a replacement provision that is legally valid and that as nearly as possible achieves the objectives of the Agreement and produces an equivalent economic effect, provided however, that such determination may not materially increase the payment or performance obligations of any Party. If any court or arbitration panel should determine that any limitation regarding the scope of any activity restricted herein, or the duration and geographic area of the restrictions herein, is unenforceable, then this Agreement shall not be invalidated, but shall be amended to the extent required to render it valid and enforceable.

19.              GOVERNING LAW    This Agreement shall be construed and
                 interpreted, and its validity and enforceability shall be determined, under the laws of the State of Texas without regard to any conflicts of law rules.

20.              DISPUTE RESOLUTION        Any Dispute shall be resolved in
                 accordance with the Dispute Resolution Procedures set forth in the IT Services Agreement.

21. CHOICE OF FORUM For any actions to enforce arbitral awards issued in accordance with the Dispute Resolution Procedures under the IT Services Agreement or to enforce the Parties' compliance with those Dispute Resolution Procedures, each Party consents to the exclusive jurisdiction of the competent courts in Fort Worth, Texas, in connection with any action or proceeding arising under this Agreement. Each Party irrevocably waives any objection it may now or





                                      8
Software Marketing Agreement
                 hereafter have as to the venue of any such action or proceeding brought in such a court or that such court is an inconvenient forum. Each Party hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with Section 12.

22.              COMPLIANCE WITH LAWS      The Parties hereto shall comply with
                 all applicable laws and no Party shall perform any act, or fail to perform any act, or be obligated to perform any act that could either (i) result in any violation of any applicable law or any governmental or quasi-governmental directive, policy or guideline or (ii) result in any material fine, penalty or sanction.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]





                                      9
Software Marketing Agreement

IN WITNESS WHEREOF, AMR and TSG, by their duly authorized representatives, have executed this Software Marketing Agreement as of the date first above written.



                                  AMR Corporation



                                  By:/s/ Robert L. Crandall
                                     -------------------------------------
                                     Name:  Robert L. Crandall
                                     Title:  President and Chief Executive
                                             Officer



                                  The SABRE Group Holdings, Inc.


                                  By: /s/ Michael J. Durham
                                     -------------------------------------
                                     Name:  Michael J. Durham
                                     Title:  President and Chief Executive
                                             Officer



                                  The SABRE Group, Inc.


                                  By: /s/ Michael J. Durham
                                     -------------------------------------
                                     Name:  Michael J. Durham
                                     Title:  President and Chief Executive
                                             Officer





                                     10
Software Marketing Agreement

                          Software Marketing Agreement
                                   Schedule A

                              RESTRICTED SOFTWARE

[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION]




                                       1

Software Marketing Agreement